Exhibit 10.45

OMNIBUS AMENDMENT NO. 1 TO TRANSACTION DOCUMENTS
(ALLY-CARVANA WAREHOUSE)

OMNIBUS AMENDMENT NO. 1, dated as of January 4, 2018 (this “Amendment”), among CARVANA, LLC, an Arizona limited liability company (“Carvana”, the “Originator”, the “Seller”, and the “Trust Administrator”), SONORAN AUTO RECEIVABLES TRUST 2017-1, a Delaware statutory trust, as the Trust and the Borrower (in such capacities, the “Trust” and the “Borrower”), CARVANA AUTO RECEIVABLES 2016-1 LLC, a Delaware limited liability company (“CAR 2016-1” and the “Transferor”), ALLY BANK, a Utah chartered bank, as a Lender and as the Administrative Agent (in such capacities, a “Lender” and the “Administrative Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Collateral Custodian and Account Bank (in such capacities, the “Collateral Custodian” and “Account Bank”) and BRIDGECREST CREDIT COMPANY, LLC, an Arizona limited liability company (the “Servicer”). Capitalized terms used but not defined herein shall have the meanings assigned to them in Appendix A to the Master Transfer Agreement, dated as of November 3, 2017, between the Transferor and the Trust (the “Master Transfer Agreement”, provided that if not defined therein, as defined in the Loan and Security Agreement, dated as of November 3, 2017 (the “Loan and Security Agreement”), among the Borrower, the Transferor, the Trust Administrator and Ally Bank.
RECITALS:
WHEREAS, (i) Carvana and CAR 2016-1 are parties to the Master Sale Agreement (Warehouse), dated as of November 3, 2017 (the “Master Sale Agreement”), (ii) the Transferor and the Trust are parties to the Master Transfer Agreement (iii) the Borrower, the Transferor, the Trust Administrator, and Ally Bank and parties to the Loan and Security Agreement and (iv) the Borrower, the Transferor, Carvana, Wells Fargo Bank, National Association, the Administrative Agent, and the Servicer are parties to the Collateral Custodian Agreement, dated as of November 3, 2017 (the “Collateral Custodian Agreement”); and
WHEREAS, the parties hereto wish to amend the Master Sale Agreement, the Master Transfer Agreement, the Loan and Security Agreement, and the Collateral Custodian Agreement in certain respects.
NOW, THEREFORE, intending to be bound, the parties hereto agree as follows:
ARTICLE I
AMENDMENT TO MASTER SALE AGREEMENT
Section 1.01    Amendment to Section 6.20(k) (Compliance with System Description). Section 6.20(k) of the Master Sale Agreement is hereby deleted in its entirety and replaced with the following:
“(k) Compliance with System Description. It will, and will cause the Collateral Custodian, E-Vault Provider and, to the extent applicable to the then-applicable E-Vault System, E-Sign Provider to, at all times comply in all material respects with the System Description with respect to matters related to the perfection in the Receivables, the Purchased Receivables, and the Collateral by “control” (as such term is used in Section 9-105 of the UCC).”
Section 1.02    No Other Amendments to the Master Sale Agreement. Except as expressly set forth in Section 1.01, the provisions of the Master Sale Agreement are and shall remain in full force and effect.

ARTICLE II
AMENDMENTS TO COLLATERAL CUSTODIAN AGREEMENT
Section 2.01    Amendment to Section 1.1. The definition of E-Vault System in Section 1.1 of the Collateral Custodian Agreement is hereby deleted in its entirety and replaced with the following:
“E-Vault System: shall mean (x) prior to the E Sign Transition Period, “eOriginal, Inc. Authoritative Copy System” maintained by the E-Vault Provider, (y) during the E-Sign Transition Period, (i) “eOriginal, Inc. Authoritative Copy System” maintained by the E-Vault Provider with respect to Electronic Contracts originated on such system or (ii) the “Authoritative Copy integrated with eOriginal Vaulting” provided by E-Sign Provider and maintained by the E-Sign Provider and the E-Vault Provider with respect to Electronic Contracts originated on such system and (z) after the E Sign Transition Period, the “Authoritative Copy integrated with eOriginal Vaulting” provided by E-Sign Provider and maintained by the E-Sign Provider and the E-Vault Provider.”
Section 2.02    Amendment to Section 2.7(h). Section 2.7(h) of the Collateral Custodian Agreement is hereby deleted in its entirety and replaced with the following:

“(h)    The Collateral Custodian shall not be responsible for the acts or omissions of the Servicer, the Transferor, the Borrower, the Administrative Agent, the E-Sign Provider, the E-Vault Provider, or any other Person, and may assume compliance by such parties with their obligations under this Agreement or any related agreements, unless an Authorized Signatory of the Collateral Custodian shall have received written notice to the contrary. The parties acknowledge and agree that in making statements herein regarding “control” of the Contracts which are Electronic Contracts, the Collateral Custodian is relying on, and shall be entitled to conclusively rely on, representations and covenants from the E-Sign Provider and the E-Vault Provider regarding the E-Vault System and the various criteria constituting “control” (within the meaning of Section 9-105 of the UCC).”
Section 2.03    Amendment to the Schedules. The system descriptions attached hereto as Exhibit 1 are hereby attached to and incorporated into the Collateral Custodian Agreement as Schedule C.
Section 2.04    No Other Amendments to Collateral Custodian Agreement. Except as expressly set forth in Sections 2.01, 2.02, and 2.03, the provisions of the Collateral Custodian Agreement are and shall remain in full force and effect.
ARTICLE III
AMENDMENTS TO LOAN AND SECURITY AGREEMENT
Section 3.01    Amendments to Section 1.1 (Definitions).
(a)    Section 1.1 of the Loan and Security Agreement is hereby amended by deleting the following definitions in their entirety and replacing them with the following:
Carvana E-Vault Services Agreement: (a) prior to the E Sign Transition Period, the Carvana E-Vault Services Agreement, and (b) during the E-Sign Transition Period, (i) the Carvana E-Vault Services Agreement with respect to Electronic Contracts originated on such system or (ii) the DocuSign Services Agreement with respect to Electronic Contracts originated on the DocuSign system, and (c) after the E Sign Transition Period, the DocuSign Services Agreement.
Interest Rate: With respect to any Interest Period occurring prior to March 1, 2018, LIBOR plus the Interest Rate Margin; provided that with respect to any Interest Period occurring on or after March 1,

2018, the Interest Rate with respect to any subsequent Interest Period shall be the fixed rate as agreed upon by the Parties; provided, further, notwithstanding the foregoing, if a Servicer Termination Event or Termination Event shall have occurred and be continuing, LIBOR plus the Default Rate Margin.
System Description: means (a) prior to the E Sign Transition Period, the written description of the eOriginal e-contract system attached to the Loan and Security Agreement as Schedule E, (b) during the E-Sign Transition Period, (i) the written description of the eOriginal e-contract system attached to the Loan and Security Agreement as Schedule E or (ii) the written descriptions of the eOriginal, Inc. Authoritative Copy System Description and the DocuSign System Description Authoritative Copy attached to the Loan and Security Agreement as Schedule G, and (c) after the E Sign Transition Period, the written descriptions of the eOriginal, Inc. Authoritative Copy System Description and the DocuSign System Description Authoritative Copy attached to the Loan and Security Agreement as Schedule G.
(b)    The following definitions are hereby added to Section 1.1 of the Loan and Security Agreement in their proper alphabetical order:
DocuSign Services Agreement: means DocuSign Master Services Agreement between the E-Sign Provider and Carvana, dated October 19 and attached to the Loan and Security Agreement as Schedule H.
E-Sign Provider: shall mean DocuSign, Inc.
E Sign Transition Period: shall mean the period beginning on November 29, 2017 and ending on December 4, 2017 or such other day as the Transferor shall specify in writing to the Administrative Agent.
E-Vault System: shall have the meaning set forth in the Custodial Agreement.
Section 3.02    Amendment to Section 2.7(ii). Section 2.7(ii) of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following:
“(ii) Second, (A) first, pro rata, to the Administrative Agent in an amount equal to any accrued and unpaid Administrative Agent Fees, the Collateral Custodian, in an amount equal to any accrued and unpaid Collateral Custodian Fees, the Account Bank in an amount equal to any accrued and unpaid Account Bank Fees, the Owner Trustee, in an amount equal to any accrued and unpaid owner trustee fees, to the Trust Administrator, in an amount equal to any accrued and unpaid Trust Administrator Fee, and to the E-Sign Provider and E-Vault Provider in an amount equal to its accrued and unpaid fees in respect of Electronic Contracts (other than the fees required to be paid by the Collateral Custodian under the terms of the E-Vault Access Agreement not incurred in connection with the actions taken at the direction of the Administrative Agent or the Required Lenders) then (B) second, pro rata, to the Servicer, Administrative Agent, Collateral Custodian, Account Bank, Owner Trustee, E-Sign Provider and E-Vault Provider any expense reimbursements and indemnified amounts payable thereto in accordance with this Agreement, the Servicing Agreement, the Collateral Custodian Agreement, the Account Control Agreement, the Trust Agreement or the E-Vault Access Agreement (in the case of the E-Vault Provider, other than the expenses required to be paid by the Collateral Custodian under the terms of the E-Vault Access Agreement not incurred in connection with the actions taken at the direction of the Administrative Agent or the Required Lenders), in each of clauses (A) and (B) subject, in the case of any Settlement Date occurring prior to the occurrence of the Termination Date, to the Annual Expenses Cap, as applicable;”
Section 3.03    Amendment to Section 2.11(b). Section 2.11(b) of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following:
(b)    For the avoidance of doubt, the reasonable and documented fees and expenses (other than those required to be paid by the Collateral Custodian pursuant to the E-Vault Access Agreement and not incurred in connection with actions taken at the direction of the Administrative Agent) due and payable to the E-Sign Provider and the E-Vault Provider, including those relating to access and management or to Exporting any Contracts (other than an Exporting of Contracts following the termination of the E-Vault Access Agreement either at the election of the Collateral Custodian or due to an event of default with respect to or breach by the Collateral Custodian), shall be the obligation of the Borrower and shall be paid in accordance with Section 2.7 of this Agreement.
Section 3.04    Amendment to Section 6.1(n) (Compliance with System Description). Section 6.1(n) of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following:
“(n) Compliance with System Description. The Borrower will, and will cause the Servicer to, at all times comply in all material respects with the System Description with respect to matters related to the perfection in the Receivables by “control” (as such term is used in Section 9-105 of the UCC).”
Section 3.05    Amendment to Section 11.1(xvii). Section 11.1(xvii) of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following:
“(xvii) the conduct by the Originator, Bridgecrest Credit Company, LLC, as Servicer, the Transferor, the Borrower and any Obligor of any transaction by electronic means, (b) the creation, generation, communication or transfer of Contracts by electronic means, (c) the utilization by the Originator, Bridgecrest Credit Company, LLC, as Servicer, the Transferor, the Borrower or the Servicer of the web portal, the E-Vault System or software of the E-Sign Provider or E-Vault Provider, (d) the failure of the E-Vault System to create and maintain a single Authoritative Copy of an Electronic Contract or to otherwise conform (including the Carvana Vault Partition and the Warehouse Vault Partition) to the System Description, (e) the negligence, or fraudulent or willful misconduct of the E-Sign Provider or the E-Vault Provider in connection with the Electronic Contracts, or the failure of the E-Sign Provider, the E-Vault Provider, the Originator, Bridgecrest Credit Company, LLC, as Servicer, the Transferor, the Borrower or the Servicer to comply with any term, provision or covenant contained in the DocuSign Services Agreement, the Carvana E-Vault Services Agreement or the DT E-Vault Services Agreement, (f) any system failure, loss of data, data breach or other impairment with respect to, or any inability of the Collateral Custodian, the Servicer or the Borrower to access, the E-Vault System or the Warehouse Vault Partition or the Contracts therein or the records of any Title Intermediary; or”
Section 3.06    Amendment to the Schedules. The system descriptions attached hereto as Exhibit 1 are hereby attached to and incorporated into the Master Purchase and Sale Agreement as Schedule G.
Section 3.07    No Other Amendments to Loan and Security Agreement. Except as expressly set forth in Sections 3.01, 3.02, 3.03, 3.04 and 3.05, the provisions of the Loan and Security Agreement are and shall remain in full force and effect.
ARTICLE IV
AMENDMENT TO MASTER TRANSFER AGREEMENT
Section 4.01    Amendment to Section 6.20(k) (Compliance with System Description). Section 6.20(k) of the Master Transfer Agreement is hereby deleted in its entirety and replaced with the following:
“(k) Compliance with System Description. It will, and will cause the Collateral Custodian and E-Vault Provider to, at all times to comply in all material respects with the System Description with respect to matters related to the perfection in the Receivables, the Purchased Receivables, and the Collateral by “control” (as such term is used in Section 9-105 of the UCC).”

Section 4.02    No Other Amendments to the Master Transfer Agreement. Except as expressly set forth in Section 4.01, the provisions of the Master Transfer Agreement are and shall remain in full force and effect.
ARTICLE V
MISCELLANEOUS PROVISIONS.
Section 5.01    Conditions to Effectiveness. This Amendment shall become effective as of the date first written when a signed counterpart to this Amendment shall have been duly executed and delivered by each of the parties hereto.
Section 5.02    Representations and Warranties. The representations and warranties of Carvana, CAR 2016-1, Sonoran Auto Receivables Trust 2017-1, the Servicer, and the Collateral Custodian contained in the Transaction Documents shall be true and correct in all material respects as of the effective date of this Amendment.
Section 5.03    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter contemplated hereby.
Section 5.04    Governing Law. This Amendment and the rights and obligations of the parties hereunder will be governed by and interpreted in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws thereof or of any other jurisdiction other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties under this amendment shall be determined in accordance with such laws. Each of the parties hereto hereby agrees to the non- exclusive jurisdiction of the courts of the state of New York, located in the borough of Manhattan and the federal courts located within the state of New York in the borough of Manhattan. Each of the parties hereto hereby waives any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder in any of the aforementioned courts and consents to the granting of such legal or equitable relief as is deemed appropriate by such court.
Section 5.05    WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY REQUIREMENTS OF LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.
Section 5.06    Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.
Section 5.07    Ratification of Agreements. As amended by this Amendment, each of the Master Sale Agreement, the Master Transfer Agreement, the Loan and Security Agreement and the Collateral Custodian Agreement is in all respects ratified and confirmed and each of the Master Sale Agreement, the Master Transfer Agreement, the Loan and Security Agreement and the Collateral Custodian Agreement as so amended by this Amendment shall be read, taken and construed as one and the same instrument. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as or constitute a waiver of any other right, power or remedy of any of the parties under the Master Sale Agreement, the Master Transfer Agreement, the Loan and Security Agreement and the Collateral Custodian Agreement or any other Transaction Document.
Section 5.08    It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust, National Association (“WTNA”), not individually or personally but solely as Owner Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by WTNA but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on WTNA, individually or personally, to perform any covenant either expressed or implied contained herein of the Trust, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WTNA has made no investigation as to the accuracy or completeness of any representations and warranties made by the Trust in this Agreement and (e) under no circumstances shall WTNA be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other Transaction Documents.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Omnibus Amendment No. 1 to be duly executed by their respective officers effective as of the day and year first above written.

SONORAN AUTO RECEIVABLES TRUST 2017-1,
as Borrower and Trust

By: WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee

By:	/s/ Dorri Costello
Name:	Dorri Costello
Title:	Vice President

CARVANA AUTO RECEIVABLES 2016-1, LLC,
as Transferor

By:	/s/ Paul Breaux
Name:	Paul Breaux
Title:	Vice President

CARVANA, LLC,
as Originator, Seller and Trust Administrator

By:	/s/ Paul Breaux
Name:	Paul Breaux
Title:	Vice President

[SIGNATURES CONTINUE]

ALLY BANK,
as Administrative Agent and Lender

By:	/s/ D. P. Shevsky
Name:	D. P. Shevsky
Title:	Chief Risk Officer

[SIGNATURES CONTINUE]

SOLELY WITH RESPECT TO SECTION III.2
Consented to by:

Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:	/s/ Dorri Costello
Name:	Dorri Costello
Title:	Vice President

[SIGNATURES CONTINUE]

BRIDGECREST CREDIT COMPANY, LLC,
as Servicer

By:	/s/ Paul Kaplan
Name:	Paul Kaplan
Title:	President

[SIGNATURES CONTINUE]

SOLELY WITH RESPECT TO ARTICLE II

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Custodian and Account Bank

By:	/s/ Jeanine C. Casey
Name:	Jeanine C. Casey
Title:	Vice President

EXHIBIT 1 TO OMNIBUS
AMENDMENT NO. 1
SYSTEM DESCRIPTIONS

[Schedule C to Collateral Custodian Agreement]
[Schedule G to Loan and Security Agreement]